GPS FUNDS II

GuideMark® Global Real Return Fund

Supplement dated July 31, 2015
to the Prospectus
dated July 31, 2015

The Board of Trustees of GPS Funds II has approved a proposal to liquidate the GuideMark® Global Real Return Fund (the “Fund”).  Accordingly, the Fund will make a final liquidating distribution on or about October 5, 2015 (the “Liquidation Date”).  Shareholders may redeem their Fund shares at any time prior to the Liquidation Date.  Any Fund shares not redeemed prior to the Liquidation Date will be automatically redeemed as of that date, with proceeds sent to the address of record.

Prior to the Liquidation Date, the Fund will cease pursuing its investment objectives and the Fund’s portfolio holdings will be liquidated and the proceeds will be invested in money market instruments or held in cash until the final liquidating distribution is made.

For taxable shareholders, the liquidating distribution will generally be treated as any other redemption of shares (i.e., as a sale that may result in a gain or loss for federal income tax purposes).  Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.